UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2005
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in Its Charter; State of
Commission	Incorporation; Address of Principal Executive Offices; and	IRS Employer
File Number	Telephone Number	Identification Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street—37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As disclosed in the Current Report on Form 8-K filed on April 27, 2005, on April 26, 2005, the board of directors of Exelon Corporation elected Thomas J. Ridge to serve as a Class I director, effective May 2, 2005. On June 28, 2005, the board of directors of Exelon Corporation appointed Mr. Ridge to its Energy Delivery Oversight and Generation Oversight committees, both effective as of July 1, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
/s/ J. Barry Mitchell
J. Barry Mitchell
Senior Vice President, Treasurer and Chief Financial Officer

June 29, 2005